PROVISION FOR INCOME TAXES (Tables)	12 Months Ended
Aug. 31, 2018
Income Tax Disclosure [Abstract]
Schedule of provision for income taxes
	August 31,
	2018	2017
Income tax expense at statutory rate	$(519,532)	$(79,639)
Change in valuation allowance	519,532	79,639
Income tax expense per books	$-	$-

Schedule of deferred tax assets
	August 31,	August 31,
	2018	2017
NOL Carryover	$(578,959)	$(100,330)
Valuation allowance	578,959	100,330
Net deferred tax asset	$-	$-